Lyons Corporate Park, LLLP

6601 Lyons Road
Suite C-1
Coconut Creek, Florida 33073

Telephone (954) 428-6600
FAX (954) 428-6713

DATE: April 3, 2008

Mr. Danny Zheng
The Singing Machine Co., Inc.
6601 Lyons Road, Suite A 7-8
Coconut Creek, FL 33073

RE: 6601 Lyons Road, Suite A 7-8

Dear Mr. Zheng:

Please be advised that notwithstanding anything in the lease to the contrary, Landlord and Tenant agree that there shall be no minimum rent, pursuant to the lease for the first one month of the renewal pursuant to Rider NO. 6 however Tenant is responsible for M.I.T. and Sales Tax. If Tenant defaults under the terms of the Lease, and the default is not cured within the time limits specified in the lease, then it is agreed that Tenant will be liable to Landlord for all of the minimum rent not paid by Tenant during the free rental period specified in this letter.

Yours truly,
LYONS CORPORATE PARK, LLLP

Michele Ferrera
MICHELE FERRERA, Trustee, as a General Partner

[signature]
MICHAEL J. FERRERA, Trustee, as a General Partner

Augustine Ferrera
AUGUSTINE FERRERA, Trustee as a General Partner

Lee S. Lasser
LEE S. LASSER, Trustee as a General Partner

The Singing Machine Co., Inc.
(A Delaware Corporation)

BY [signature]
Danny Zheng, CFO

RIDER NO. 6 ATTACHED TO AND MADE A PART OF LEASE AGREEMENT DATED March 19, 1997 between LYONS CORPORATE PARK, LLLP (A Florida Limited Liability Limited Partnership), LANDLORD AND The Signing Machine Co., Inc. (A Delaware Corporation)

AS TENANT, DATED THE 3rd **DAY OF** APRIL**, 2008,**

Landlord and Tenant agree to amend the Lease as follows:
RE: 6601 Lyons Road, Suites A 7-8

1. Landlord and Tenant agree that the term of the Lease is extended for the period May 1, 2008 through May 31, 2010.

2. Landlord and Tenant agree that the minimum rent for the period May 1, 2008 through May 31, 2009 shall be Six thousand and 00/100 ($6,000.00) Dollars per month for a total of Seventy two thousand and 00/100 ($72,000.00) Dollars.

   Landlord and Tenant agree that the minimum rent for the period June 1, 2009 through May 31, 2010 shall be Six thousand one hundred twenty and 00/100 ($6,120.00) Dollars per month for a total of Seventy three thousand four hundred forty and 00/100 ($73,440.00) Dollars.

3. Landlord agrees to reimburse Tenant up to $1,600 for the of the air conditioning repair in the premises.

4. Except as expressly amended herein, all of the other terms and conditions of the Lease shall remain unchanged and in full force and effect in accordance with its original term.

Witnesses:

LANDLORD: Lyons Corporate Park, LLLP

By: ______________________
Michael J. Ferrera, Trustee, as a General Partner

By: ______________________
Michele Ferrera, Trustee, as a General Partner

BY: ______________________
Augustine Ferrera, Trustee, as a General Partner

BY: ______________________
Lee S. Lasser, Trustee, as a General Partner

TENANT: The Singing Machine Co., Inc. (A Delaware Corporation)

BY: ______________________
DANNY ZHENG, CFO